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                                                                  Exhibit 10.28

                      FIRST AMENDMENT TO PURCHASE AGREEMENT

         This First amendment to the Purchase Agreement (this "AMENDMENT") is made and entered into as of September _____, 2000, by and between Hispanic Television Network, Inc. ("BUYER") and Johnson Broadcasting of Dallas, Inc. ("SELLER", and collectively with Buyer, the "PARTIES"). Unless otherwise defined herein, all capitalized terms have the meanings assigned to them in the Purchase Agreement (as defined below).

         WHEREAS, the parties have entered into a Purchase and Sale Agreement for the Sale of KLDT-TV, Channel 55, Lake Dallas, Texas, dated April ____, 2000 (the "PURCHASE AGREEMENT");

         WHEREAS, Section 20.6 of the Purchase Agreement provides that the Purchase Agreement may be amended in a writing between the parties; and

         WHEREAS each of the undersigned desire to amend the Purchase Agreement in certain respects as more particularly described below.

         NOW, THEREFORE, in consideration of the recitals set forth above and other good and valuable consideration contained herein, the receipt and sufficiency of which are hereby acknowledged by the Parties hereto, and intending to be legally bound, the Parties agree as follows:

         1. The definition of Closing Date in Section 1.1 is amended and restated in its entirety to read as follows:

         " "CLOSING DATE" means a time and business date to be selected by Buyer, which date shall not be later than (i) two (2) calendar days after the FCC order(s) approving the Assignment Applications contemplated by this Agreement have become Final Order(s), (unless waived by Buyer pursuant to Section 3.2 hereof, or (ii) October 31, 2000, unless extended pursuant to the provisions of Section 19 hereof."

         2. Section 19.2 is amended and restated in its entirety to read as follows:

                  "19.2. First Extension. Buyer shall have the right to extend the Closing Date until November 30, 2000 upon a payment of $1,000,000 in cash to Seller as an additional deposit (making the total deposit $3,150,000)."

         3. Section 19.3 is amended and restated in its entirety to read as follows:

                  "19.3. Second Extension. Buyer shall have the right to extend the Closing Date until December 31, 2000 upon payment of an additional deposit of $1,000,000 in cash (making the total deposit $4,150,000)."

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         4. As consideration in part for entering into this Amendment, Buyer agrees to pay to Seller an amount in cash of $250,000 (the "EXTENSION PAYMENT") substantially simultaneously with the execution of this Amendment. Buyer hereby acknowledges receipt of the Extension Payment.

         5. As consideration in part for entering into this Amendment, the Parties agree to enter into a Registration Rights Agreement with each other in the form of Exhibit A attached hereto.

         6. Capitalized terms used without definition in this Amendment have the meanings set forth in the Purchase Agreement.

         7. This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original, but all of which will constitute one and the same instrument.

         8. Except as specifically amended by this Amendment, the Purchase Agreement shall remain in full force and effect. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their successors and any permitted assigns. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas (without regard to the conflicts-of-law principles thereof).

                            [SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed, Amendment to be effective this
___ day of September, 2000.

                                     HISPANIC TELEVISION NETWORK, INC.

                                     By:      /s/ MARCO CAMACHO
                                              ---------------------------
                                              Marco Camacho
                                              Chief Executive Officer

                                     JOHNSON BROADCASTING OF DALLAS, INC.


                                     By:       /s/ DOUGLAS R. JOHNSON
                                               ----------------------------
                                               Douglas R. Johnson
                                               President